Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Supplement Dated May 1, 2008

To the Product Prospectus for:

Lincoln VUL-1

Lincoln VULCV

Lincoln VULDB

The information in this supplement updates and amends certain information contained in the last product prospectus you received. Keep this supplement with your prospectus for reference.

Lincoln Life has changed the name of the Sub-Account listed below. Please refer to the prospectus for the underlying fund, which is included in Part 2, for comprehensive information. The following information amends the “Funds” section of your product prospectus:

MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company.

Growth Series (Initial Class): Capital appreciation.
(formerly Emerging Growth Series)

SUPP–08.07